UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2024

Presto Automation Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39830	84-2968594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

985 Industrial Road

San Carlos, CA 94070

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 817-9012

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PRST	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock	PRSTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 23, 2024, Presto Automation Inc. (the “Company”) received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company is not in compliance with the requirement to maintain a minimum Market Value of Publicly Held Securities (“MVPHS”) of $15 million, as set forth in Nasdaq Listing Rule 5450(b)(2)(C) (the “MVPHS Requirement”), because the MVPHS of the Company was below $15 million for the 35 consecutive business days prior to the date of the Notice. The Notice is in addition to the previously disclosed letters received on February 6, 2024, notifying the Company that it was not in compliance with the requirement to maintain a minimum Market Value of Listed Securities of $50 million, as set forth in Nasdaq Listing Rule 5450(b)(2)(A), and on December 28, 2023, notifying the Company that it was not in compliance with the requirement to maintain a minimum bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5450(a)(1).

The Notice does not impact the listing of the Company's common stock, par value $0.0001 per share (the “Common Stock”), or warrants on The Nasdaq Global Market at this time. The Notice provided that, in accordance with Nasdaq Listing Rule 5810(c)(3)(D), the Company has a period of 180 calendar days from the date of the Notice, or until August 21, 2024, to regain compliance with the MVPHS Requirement. During this period, the Common Stock will continue to trade on The Nasdaq Global Market. If at any time before August 21, 2024 the MVPHS closes at $15 million or more for a minimum of ten consecutive business days, Nasdaq will provide written notification that the Company has achieved compliance with the MVPHS Requirement and the matter will be closed.

In the event the Company does not regain compliance by August 21, 2024, the Company will receive written notification that its securities are subject to delisting. At that time, the Company may appeal the delisting determination to a Hearings Panel. The Notice provides that the Company may be eligible to transfer the listing of its securities to The Nasdaq Capital Market (provided that it then satisfies the requirements for continued listing on that market).

The Company intends to actively monitor its MVPHS and will evaluate available options to regain compliance with the MVPHS Requirement. However, there can be no assurance that the Company will be able to regain compliance with the MVPHS Requirement or maintain compliance with any of the other Nasdaq continued listing requirements.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As indicated below, on February 26, 2024, the stockholders of the Company approved an amendment (the “Amendment”) to the Second Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”). The Company’s board of directors previously approved the Amendment on February 12, 2024, subject to stockholder approval. The Amendment increased the number of authorized shares of Common Stock, of the Company from 180,000,000 shares to 100,000,000,000 shares.

The foregoing summary is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 3.1 to this current report on Form 8-K and is incorporated herein by reference. A more complete description of the terms of the Amendment can be found in “Proposal 1 – Approval of the Amendment to the Second Amended and Restated Certificate of Incorporation of the Company to Increase the Total Number of Authorized Shares of Common Stock” on pages 7 to 8 of the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on February 12, 2024 (the “Proxy Statement”), which description is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 26, 2024, the Company held its Special Meeting of Stockholders (the “Special Meeting”). Set forth below are the voting results of the four proposals considered and voted upon at the Special Meeting, all of which were described in the Proxy Statement.

Proposal 1 – To approve the Amendment to increase the total number of authorized shares of Common Stock of the Company from 180,000,000 to 100,000,000,000 shares.

For	Against	Abstain	Broker Non-Votes
38,392,937	387,273	10,768	-

Proposal 2 – To approve the issuance of shares of Common Stock in an amount in excess of 19.99% of the Company’s outstanding Common Stock, pursuant to the terms of certain Securities Purchase Agreement, dated October 10, 2023, and warrants to purchase Common Stock, dated October 16, 2023, issued to certain Metropolitan funds.

For	Against	Abstain	Broker Non-Votes
20,932,519	17,845,536	12,923	-

Proposal 3 – To approve the issuance of shares of Common Stock in an amount in excess of 19.99% of the Company’s outstanding Common Stock, pursuant to the terms of certain Common Stock Purchase Agreements, dated November 17, 2023.

For	Against	Abstain	Broker Non-Votes
38,435,745	345,612	9,621	-

Proposal 4 – To approve the proposed issuance of shares of Common Stock underlying subordinated convertible notes and warrants in an amount in excess of 19.99% of the Company’s outstanding Common Stock, pursuant to the terms of certain Securities Purchase Agreements, dated January 29, 2024, and warrants to purchase Common Stock.

For	Against	Abstain	Broker Non-Votes
38,426,181	355,123	9,674	-

Item 8.01. Other Events.

On February 29, 2024, the Company issued a press release announcing that it has entered into a securities purchase agreement with certain institutional investors, providing for the purchase and sale of 8,533,000 shares of Common Stock in a registered direct offering at a price per share of $0.25 (the “Offering”). The Offering is expected to close on or about March 4, 2024, subject to the satisfaction of customary closing conditions.

A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to Second Amended and Restated Certificate of Incorporation.
99.1	Press Release, dated February 29, 2024.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTO AUTOMATION INC.

By:	/s/ Guillaume Lefevre
	Name:	Guillaume Lefevre
	Title:	Interim Chief Executive Officer

Dated: February 29, 2024